Exhibit 10.11

                          ELEPHANT & CASTLE GROUP, INC.
                                 Lease Abstract


1.       PROJECT:              Montreal Forum  Montreal Canada

2.       TENANT:               Canadian Rainforest Restaurants, Inc.

3.       STORE AREA:           Unspecified Gross Leasable Area of 5,122
                               (Ground Floor) 13,125 (Second Floor)

4.       TRADE NAME:           Rainforest Cafe

5.       USE:                  For the operation of a traditional "Rainforest
                               Cafe" restaurant.

6.       TERM:                 15 years

7.       TERM START
           DATE:               August 1, 2000 (or earlier)

8.       TERM EXPIRY
           DATE:               15 years after commencements

9.       EXTENSION
           PERIODS:            NONE

10.      GROSS RENT:           Weighted average rental ranging from $_____ to
                               $_______

11.      PERCENTAGE            5.00% of Gross Revenue in excess of twenty
         RENT:                 times Annual Minimum Rent.

12.      ADDITIONAL            $1.50 per s.f. for promotional costs
           COSTS:

13.      SECURITY
         DEPOSIT:              Nil

14.      INITIAL PRO-
         MOTION CHARGE:        Nil

15.      FIXTURING
           PERIOD:             180 Days

16.      PLAN REVIEW CHARGE:   Nil

17.      LANDLORD ADDRESS:     c/o 20 Vic Management Inc.
                               20 Victoria Street, Suite 900
                               Toronto, Ontario
                               M5C 2N8

18.      GUARANTOR:            None

19.      PROPERTY MANAGER:     Vic Management Inc.